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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                                       May 30, 1995
Date of Report (Date of earliest event reported)................................


                             VINLAND PROPERTY TRUST
 ................................................................................
             (Exact name of registrant as specified in its charter)


         California                      0-8003                 94-2432628
 ................................................................................
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                       File No.)           Identification No.)


One Turtle Creek, 3878 Oak Lawn, Suite 300, Dallas, Texas           75219
 ................................................................................
         (Address of principal executive offices)                 (Zip Code)


                                                            (214) 522-9910
Registrant's telephone number, including area code..............................



 ................................................................................
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 30, 1995, Vinland Property Trust (the "Trust") acquired three residential apartment properties known as Collegewood Apartments, Florida Towers Apartments and Jefferson Towers Apartments (the "Properties") located in Tallahassee, Florida, from Investors Florida Capitol Fund II, Ltd., a Florida limited partnership ("Seller") pursuant to the terms of an Agreement of Purchase and Sale, between the Trust and Seller, dated as of May 8, 1995. The purchase price for the Properties was $2,690,000 (the "Purchase Price"), which Purchase Price included the assumption of a non-recourse purchase money wrap mortgage encumbering the Properties with an outstanding principal balance on the date of the acquisition of $2,363,042.42. The remainder of the Purchase Price, $326,957.58, was paid by the Trust to the Seller in cash from general working capital of the Trust. The Purchase Price was determined by the Trust based on a 12.50% capitalization of the Seller's current net operating income.

The Seller is a Florida limited partnership. Pursuant to the terms of the Seller's Limited Partnership Agreement, a majority of the Seller's limited partners approved the sale of the Properties. The Seller's general partner is Investors General, Inc. ("IGI"). IGI, which owns a 1% general partnership interest the Seller, is owned by Investors General Acquisition Corporation ("IGAC"). John A. Doyle, a Trustee and Executive Vice President of the Trust is a 30% stockholder of IGAC. Lucy N. Friedman, who owns approximately 21% of the outstanding shares of the Trust, is also a 30% stockholder of IGAC.

The Properties, located adjacent to Florida State University, are leased primarily to graduate and undergraduate students, and contain a total of 162 units, all one bedroom, one bath units containing an average of approximately 500 square feet. The Seller used and operated the Properties as residential apartments, and the Trust will continue to use and operate the Properties for the same business purpose.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

At this time, it is impracticable to provide the financial statements for the Properties required by Regulation S-X. Such financial statements shall be filed as an amendment to this form within sixty (60) days of the date hereof.



                                     -1-

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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VINLAND PROPERTY TRUST
                                               (Registrant)


                                         By: /s/ KATIE JACKSON
                                             Katie Jackson,
                                             Vice President and Chief
                                             Accounting Officer

DATED:   June 2, 1995